UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 1, 2005
(Date of earliest event reported)

DEPARTMENT 56, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-11908

Delaware	13-3684956
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)

(952) 944-5600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 21, 2005, Department 56, Inc. (“Department 56”) entered into a definitive stock purchase agreement with Brown-Forman Corporation, a Delaware corporation (“Brown-Forman”), to acquire all of the outstanding stock of Lenox, Incorporated, a New Jersey corporation (“Lenox”), from Brown-Forman.  On September 1, 2005, Department 56 closed the acquisition of Lenox from Brown-Forman and paid a purchase price of $196,477,000 (which includes $6,477,000 associated with an estimate of the amount of the working capital adjustment to the purchase price that is to be finalized after closing).

To finance the acquisition of Lenox, Department 56’s wholly owned subsidiaries, D 56, Inc., Department 56 Retail, Inc. and Time to Celebrate, Inc., together with Lenox, as borrowers (collectively, the “Borrowers”), have entered into a Revolving Credit Agreement, dated as of September 1, 2005 (the “Revolving Credit Agreement”), with UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent (the “Administrative Agent”), UBS Loan Finance LLC, JPMorgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, Wells Fargo Foothill, LLC and Bank of America, N.A., as Co-Documentation Agents, and the other Lenders named therein, providing for a revolving credit facility of up to $175.0 million.  The facility also provides for letters of credit and swingline loans.  Revolving credit advances will bear interest at either a LIBOR rate plus an applicable margin or the Federal Reserve rate plus an applicable margin. The Revolving Credit Agreement is attached as Exhibit 10.1

The Borrowers have also entered into a Term Loan Credit Agreement, also dated as of September 1, 2005 (the “Term Loan Agreement”), with UBS Securities LLC as Arranger and Syndication Agent, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, Wells Fargo Foothill, LLC as Documentation Agent, and the other Lenders named therein, providing for term loans in the aggregate principal amount of up to $100.0 million.  Term loans will bear interest at either a LIBOR rate plus an applicable margin or the Federal Reserve rate plus an applicable margin.  The Term Loan Credit Agreement is attached as Exhibit 10.2.

The term loan and revolving credit facilities are available to (a) finance the costs of the acquisition of Lenox, (b) pay off existing indebtedness, as more fully described in Item 1.02 below, (c) pay fees, commissions and expenses of the lenders, and (d) provide for Department 56’s ongoing working capital needs.  The Revolving Credit Agreement and Term Loan Agreement contain customary financial conditions and covenants, including restrictions on additional indebtedness, liens, investments, capital expenditures, and dividends.  The Revolving Credit Agreement also requires maintenance of minimum levels of interest coverage, net worth and maximum levels of leverage, in each case at the end of each fiscal quarter.

The obligations of the Borrowers under the Revolving Credit Agreement and the Term Loan Agreement have been guaranteed by Department 56 and the companies named as

“Subsidiary Guarantors” therein pursuant to the security agreements executed in connection with the Revolving Credit and Term Loan Agreements In addition, the credit facilities are secured by a first-priority lien on substantially all of the real and personal property of the Borrowers, Department 56 and the Subsidiary Guarantors.  Department 56, the Borrowers and the Subsidiary Guarantors have pledged all of the common stock of their domestic subsidiaries, direct and indirect, as collateral for the credit facilities.  The Security Agreements are attached hereto as Exhibits 10.3 and 10.4 (together with the Revolving Credit and Term Loan Agreements, the “Financing Agreements”).

As further described in Item 1.02 below, on September 1, 2005, Department 56 terminated its existing $75.0 million credit facility with JPMorgan Chase Bank.  JPMorgan Chase Bank is the Collateral Agent and Co-Syndication Agent under the Revolving Credit Agreement and is also a lender under the Revolving Credit Agreement and the Term Loan Agreement.

This report contains only a summary of certain provisions of the Financing Agreements.  The summary does not purport to be a complete summary of the Financing Agreements and is qualified by reference to those agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto.

Item 1.02 Termination of a Material Definitive Agreement

In connection with the financing under the Term Loan Agreement and Revolving Credit Agreement, on September 1, 2005, Department 56 terminated its existing $75.0 million credit facility with JPMorgan Chase Bank (f/k/a Bank One) (the “JPMorgan Facility”).  All outstanding balances under the existing credit facility were paid off with proceeds from the new facilities.

The JPMorgan Facility provided for borrowings of up to $75.0 million in the form of letters of credit and revolving credit loans.  The revolving credit facility included an annual clean-down provision whereby Department 56’s outstanding revolving credit loans and letters of credit could not exceed an aggregate of $30.0 million during any one 30-consecutive-day period beginning November 1 and ending March 31 of the following year.  Borrowings under the credit agreement were subject to certain borrowing base limitations (as defined).  The revolving line of credit provided for commitment fees of 0.20% to 0.375% per annum on the daily average of the unused commitment.

The credit agreement allowed Department 56 to choose between two interest rate options in connection with its revolving credit loans.  The interest rate options were the Floating Rate (as defined) or the Eurodollar Rate (as defined) plus an applicable margin.  The applicable margin ranged from 0% to 0.375% for Floating Rate loans and from 0.875% to 1.25% for Eurodollar Rate loans.

The credit agreement included restrictions as to, among other things, the amount of additional indebtedness, liens, contingent obligations, investments and dividends.  The credit agreement also required maintenance of minimum levels of interest coverage, net worth and maximum levels of leverage, in each case at the end of each fiscal quarter.  Department 56 had pledged the common stock of certain of its subsidiaries, direct and indirect, as collateral under the credit agreement, and certain of its subsidiaries, direct and indirect, had guaranteed repayment of amounts borrowed under the credit agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 1, 2005, Department 56 completed the acquisition of Lenox from Brown-Forman pursuant to a Stock Purchase Agreement with Brown-Forman dated as of July 21, 2005 (the “Purchase Agreement”).  As provided in the Purchase Agreement, Department 56 acquired all of the outstanding shares of the capital stock of Lenox.  Department 56 paid a cash purchase price of $196,477,000 at closing (which includes $6,477,000 associated with an estimate of the amount of the working capital adjustment to the purchase price that is to be finalized after closing).  This adjustment will be finalized post-closing.  Department 56 funded the acquisition primarily using funds made available under the Revolving Credit Agreement and the Term Loan Agreement described in Item 1.01 above.

Lenox assets consist primarily of inventory, other current assets, real property, two manufacturing plants, equipment, intellectual property and other intangibles.  Lenox uses its assets to design, develop, manufacture, and supply tabletop, collectible and giftware products, such as fine china, crystal, silver and flatware.  Department 56 intends to use the assets of the Lenox business for substantially the same purpose.

Item 7.01 Regulation FD.

On September 1, 2005, Department 56 announced the closing of the acquisition of Lenox, Incorporated.  A copy of the press release is being furnished herewith as Exhibit 99. 1

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The required financial statements of Lenox are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than November 18, 2005.

(b)           Pro Forma Financial Information.

The required pro forma financial information relative to the acquisition of Lenox is not included in this Report on Form 8-K.  The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than November 18, 2005.

c)             Exhibits

10.1         Revolving Credit Agreement dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent, UBS Loan Finance LLC, as Swingline Lender, JP Morgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, and Wells Fargo Foothill, LLC and Bank of America, N.A. as Co-Documentation Agents.

10.2         Term Loan Credit Agreement dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Sole Arranger and Syndication Agent, UBS AG, Stamford Branc, as Administrative Agent and Collateral Agent, and Wells Fargo Foothill, LLC, as Documentation Agent.

10.3         Security Agreement, relating to the Revolving Credit Agreement, by D 56, Inc., Department 56 Retail, Inc., Time To Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc., and the other Guarantors party thereto, as Guarantors and UBS AG, Stamford Branch, as Administrative Agent, dated as of September 1, 2005.

10.4         Security Agreement, relating to the Term Loan Agreement, by D 56, Inc., Department 56 Retail, Inc., Time To Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc., and the other Guarantors party thereto, as Guarantors and UBS AG, Stamford Branch, as Administrative Agent, dated as of September 1, 2005.

99.1         Press Release of Department 56, Inc., dated September 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPARTMENT 56, INC.

By:	/s/ Susan E. Engel
Susan E. Engel Chief Executive Officer

Date:  September 6, 2005

EXHIBIT INDEX

10.1         Revolving Credit Agreement dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent, UBS Loan Finance LLC, as Swingline Lender, JP Morgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, and Wells Fargo Foothill, LLC and Bank of America, N.A. as Co-Documentation Agents.

10.2         Term Loan Credit Agreement dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Sole Arranger and Syndication Agent, UBS AG, Stamford Branc, as Administrative Agent and Collateral Agent, and Wells Fargo Foothill, LLC, as Documentation Agent.

10.3         Security Agreement, relating to the Revolving Credit Agreement, by D 56, Inc., Department 56 Retail, Inc., Time To Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc., and the other Guarantors party thereto, as Guarantors and UBS AG, Stamford Branch, as Administrative Agent, dated as of September 1, 2005.

10.4         Security Agreement, relating to the Term Loan Agreement, by D 56, Inc., Department 56 Retail, Inc., Time To Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc., and the other Guarantors party thereto, as Guarantors and UBS AG, Stamford Branch, as Administrative Agent, dated as of September 1, 2005.

99.1         Press Release of Department 56, Inc., dated September 1, 2005